Acquisition payable	12 Months Ended
Jun. 30, 2013
Business Combinations [Abstract]
Acquisition payable

Note 17 – Acquisition payable

On August 10, 2010, Hongli acquired 60% of the equity interest of Shuangrui Coal. During the year ended June 30, 2012, Hongli agreed to acquire the remaining 40%. The title thereof was transferred to Hongli, and Hongli had full control of Shuangrui Coal at June 30, 2012. The purchase price thereof was tentatively set at approximately $4,530,400 (RMB 28 million), subject to certain price adjustments to be finalized at closing. The balance is due on demand. As of June 30, 2013 and 2012, acquisition payable was $4,692,200 and $4,593,600, respectively, which represented the accrued purchase price of Shuangrui Coal (see Note 21).